SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2011

BROOKLINE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23695	04-3402944
(State or other jurisdiction	(Commission File No.)	(I.R.S. employer
of incorporation)		Identification No.)

160 Washington Street, Brookline, Massachusetts	02447-0469
(Address of principal executive offices)	(Zip Code)

(617) 730-3500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Brookline Bancorp, Inc. on April 22, 2011 (the “Original Report”).  The sole purpose of this Form 8-K/A is to disclose the Board of Directors’ decision regarding how frequently it will conduct stockholder advisory votes on executive compensation.  No other changes are being made to the Original Report.

Item 5.07   Submission of Matters to a Vote of Security Holders

In accordance with the voting results for this item at the Annual Meeting of Stockholders for Brookline Bancorp, Inc. (the “Company”) held on April 20, 2011, the Company’s Board of Directors determined to hold an advisory vote on executive compensation on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKLINE BANCORP, INC.

Date: September 7, 2011	By:	/s/ Paul R. Bechet
Paul R. Bechet
Senior Vice President

EXHIBIT INDEX

The following exhibits are furnished as part of this report:

Exhibit No.	Description

None